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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): June 19, 2002

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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer of
     incorporation or                                      Identification No.)
      organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On June 19, 2002, the Registrant issued a press release announcing the resumption of its share repurchase program. Such press release is filed herein as Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By     /s/Stephen P. Norman
                                               --------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:  June 19, 2002

                                  EXHIBIT INDEX

Item No.                          Description
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    99.1 Press release of American Express Company, dated June 19, 2002, announcing the resumption of its share repurchase program.